UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  January 14, 2015
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FINJAN HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
 ____________________

Delaware	000-33304	20-4075963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

122 East 42nd Street, New York, New York		10168
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (646) 755-3320

(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 14, 2015, Finjan Holdings, Inc. (the “Company”) entered into an Amended and Restated Employment Agreement, effective January 1, 2015 (the “Agreement”), with Philip Hartstein, the Company’s President and Chief Executive Officer.  The Agreement provides that Mr. Hartstein will continue as the Company’s President and Chief Executive Officer at a base salary of $350,000, subject to adjustment.   During the term of the Agreement, Mr. Hartstein will also be eligible to receive an annual bonus in the amount of $200,000, subject to adjustment on an annual basis, based upon his individual performance and the overall progress of the Company.  Mr. Hartstein will also be eligible to participate in the Company’s 2014 Incentive Compensation Plan (the “2014 Plan”) and benefit plans maintained by the Company.

Pursuant to the Agreement, the Board of Directors awarded Mr. Hartstein 200,000 shares of restricted stock units (the “RSUs”) on January 14, 2015.  The RSUs are scheduled to vest over a four-year period, with one-quarter vesting on January 1, 2016, and the remainder vesting ratably on a quarterly basis for the following three years so that, subject to employee’s continued employment, the RSUs granted shall be fully vested on January 1, 2019.  The RSUs were awarded pursuant to the 2014 Plan and an award agreement thereunder.

The Agreement also provides that in the event the daily trading average price of the Company’s shares of common stock has been at least $12.50 for a period of twenty full consecutive trading days during the term of the Agreement, the Company shall recommend to the Compensation Committee and the Board of Directors a grant of an additional 100,000 RSUs.  Subject to employee’s employment at the time of grant, this grant of RSUs would be fully vested immediately upon grant.  The RSUs would be awarded (if at all) pursuant to the 2014 Plan, as amended, or any successor plan that may then be in effect and an award agreement thereunder.

            Mr. Hartstein’s employment may be terminated at any time and for any reason upon at least 90 days advance written notice of such termination.

A copy of the Agreement is attached hereto as Exhibit 10.1. The foregoing description is qualified by reference to the Agreement.

 Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description
10.1	Amended and Restated Employment Agreement, dated January 14, 2015, between Finjan Holdings, Inc. and Philip Hartstein

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINJAN HOLDINGS, INC.

Date: January 14, 2015	By:	/s/ Philip Hartstein
Name: Philip Hartstein
Title: President & Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amended and Restated Employment Agreement, dated January 14, 2015, between Finjan Holdings, Inc. and Philip Hartstein